                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 30, 2002

                                 WATERLINK, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                        1-13041                       34-1788678
(State or Other             (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)
                        ---------------------------------

                            835 North Cassady Avenue
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  614-258-9501
              (Registrant's Telephone Number, Including Area Code)

Item 2.           Acquisition or Disposition of Assets

                  (a) On May 30, 2002 Waterlink sold substantially all of the assets and liabilities of its Waterlink Technologies, Inc. and C'treat Offshore, Inc. subsidiaries to ITT Industries, Inc., an Indiana corporation. These two subsidiaries comprised Waterlink's Pure Water Division. The sales price was $15,650,000 in cash, subject to adjustment based on the level of adjusted net worth as of the date of closing. With regard to proceeds, $12,860,000 was paid at closing, $1,565,000 was placed in escrow, $1,000,000 is being retained by the purchaser to indemnify them against possible environmental claims related to one location, $75,000 was retained to pay an agreed environmental insurance premium obligation, and $150,000 is being retained based on a potential adjustment to the purchase price. With regard to the amount placed in escrow, 25% is payable one year after closing and 75% is payable two years after the closing date, less any applicable indemnification claims made by ITT Industries. With regard to the $1,000,000 retention amount, it is payable after the purchaser is satisfied that the State of Florida will either take no further action or indicates that no action will be taken with regard to the one of the facilities in Florida. The sales price was established based on arms'-length negotiations between Waterlink and ITT Industries.


Item 5.           Other Events

                  On June 3, 2002 Waterlink, Inc. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (b)      Unaudited Pro Forma Condensed Consolidated Financial
                           Data

                  Basis of Presentation
                  The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002 adjusts Waterlink's historical balance sheet to reflect the use of the net proceeds from the sale of the Pure Water Division. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2001 adjusts Waterlink's historical statement of operations to give effect to the sale of the Pure Water Division as if it had occurred on October 1, 2000. For the six months ended March 31, 2002 Waterlink classified the Pure Water Division as a discontinued operation and as such, the only pro forma adjustment required is a refinement to the amount of interest expense allocated to discontinued operations.

                  The Waterlink historical balance sheet used was derived from Waterlink's Form 10-Q for the period ended March 31, 2002 filed on May 14, 2002. This balance sheet presented the Pure Water Division as a discontinued operation and classified the estimated net proceeds as a current asset. Waterlink's operating results for the year ended September 30, 2001 were derived from Waterlink's Form 10-K for the year ended September 30, 2001 filed on January 18, 2002. The results of operations for the year ended September 30, 2001 for the Pure Water Division was derived from Waterlink's internal records. Waterlink's operating results for the six months ended March 31, 2002 were derived from Waterlink's Form 10-Q for the period ended March 31, 2002 filed on May 14, 2002.

                  The Unaudited Pro Forma Condensed Consolidated Financial Data has been prepared by Waterlink's management. The Unaudited Pro Forma Condensed Consolidated Financial Data should be read in conjunction with the Consolidated Financial Statements and notes thereto included in Waterlink's Form 10-K for the year ended September 30, 2001 filed with the Securities and Exchange Commission on January 18, 2002.

                        WATERLINK, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 2002

                                                                       Pro Forma
                                                Waterlink             Adjustments                Pro Forma
                                              --------------        ---------------             -----------
                                                                (Thousands of dollars)
 Assets:
 Current assets:
  Cash and cash equivalents                   $          426                                    $       426
  Accounts receivable                                 11,416                                         11,416
  Inventories                                          9,507                                          9,507
  Costs in excess of billings                          1,971                                          1,971
  Other current assets                                 1,043                                          1,043
  Net assets of discontinued operations               16,110        $    (11,896)  (1)                4,214
                                              --------------        ---------------             -----------
 Total current assets                                 40,473             (11,896)                    28,577

 Property, plant and equipment, net                    5,087                                          5,087

 Other assets:
  Goodwill, net                                       23,705                                         23,705
  Other assets                                           564                                            564
                                              --------------        ---------------             -----------
                                                      24,269                  -                      24,269
                                              --------------        ---------------             -----------
 Total assets                                 $       69,829        $    (11,896)               $    57,933
                                              ==============        ===============             ===========


 Liabilities and shareholders' equity:
 Current liabilities:
  Accounts payable                            $        5,284                                    $     5,284
  Accrued expenses                                     7,789        $     (1,070)  (1)                6,719
  Billings in excess of cost                             433                                            433
  Accrued income taxes                                   236                                            236
  Current portion of long-term debt                   51,762             (10,826)  (1)               40,936
                                              --------------        ---------------             -----------
 Total current liabilities                            65,504             (11,896)                    53,608

 Accrued pension costs                                 1,418                                          1,418

 Shareholders' equity                                  2,907                                          2,907
                                              --------------        ---------------             -----------
 Total liabilities and shareholders' equity:   $      69,829        $    (11,896)               $    57,933
                                              ==============        ===============             ===========




    The accompanying notes are an integral part of these financial statements

                        WATERLINK, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED SEPTEMBER 30, 2001


                                                           Pure Water         Pro Forma
                                       Waterlink          Division (2)       Adjustments          Pro Forma
                                    ---------------     ---------------     ------------         ------------
                                                           (Thousands of dollars, except per share data)

 Net sales                          $        84,535     $       (19,027)    $       45  (3)      $     65,553
 Cost of sales                               63,329             (12,224)            45  (3)            51,150
                                    ---------------     ---------------     ------------         ------------
 Gross profit                                21,206              (6,803)            -                  14,403

 Selling, general and
  administrative expenses                    15,302              (4,847)                               10,455
 Special charges                              2,560                                                     2,560
 Amortization                                   871                (230)                                  641
                                    ---------------     ---------------     ------------         ------------
 Operating income                             2,473              (1,726)            -                     747

 Other income (expense):
  Interest expense                           (5,043)                             1,051  (4)            (3,992)
  Amortization of loan fees                  (1,386)                                                   (1,386)
  Other items - net                            (309)                 41                                  (268)
                                    ---------------     ---------------     ------------         ------------
 Loss before income taxes                    (4,265)             (1,685)         1,051                 (4,899)
 Income taxes                                    12                                                        12
                                    ---------------     ---------------     ------------         ------------
 Loss from continuing operations             (4,277)             (1,685)         1,051                 (4,911)

 Discontinued operations:
  Loss from operations                       (1,225)                                                   (1,225)
  Loss on disposal of operations            (17,475)                                                  (17,475)
                                    ---------------     ---------------     ------------         ------------

 Net loss                           $       (22,977)    $        (1,685)    $    1,051           $    (23,611)
                                    ===============     ===============     ============         ============

 Per share data:
  Loss per common share, basic
    and assuming dilution:
      Continuing operations         $         (0.22)                                             $      (0.25)
      Discontinued operations                 (0.95)                                                    (0.95)
                                    ---------------                                              ------------
                                    $         (1.17)                                             $      (1.20)
                                    ===============                                              ============

  Number of shares used to
    compute pro forma
    per share data                           19,660                                                     19,660



    The accompanying notes are an integral part of these financial statements

                        WATERLINK, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED MARCH 31, 2002


                                                                     Pro Forma
                                           Waterlink                Adjustments                  Pro Forma
                                      --------------------          ------------           --------------------
                                                       (Thousands of dollars, except per share data)

 Net sales                            $             31,023                                 $             31,023
 Cost of sales                                      23,878                                               23,878
                                      --------------------                                 --------------------
 Gross profit                                        7,145                                                7,145

 Selling, general and
   administrative expenses                           5,057                                                5,057
 Amortization                                          316                                                  316
                                      --------------------                                 --------------------
 Operating income                                    1,772                                                1,772

 Other income (expense):
   Interest expense                                 (1,862)        $         2  (5)                      (1,860)
   Amortization of loan fees                          (376)                                                (376)
   Other items - net                                   (41)                                                 (41)
                                      --------------------          ------------           --------------------
 Loss before income taxes                             (507)                  2                             (505)
 Income taxes                                            6                                                    6
                                      --------------------          ------------           --------------------
 Loss from continuing operations                      (513)                  2                             (511)


 Discontinued operations:
   Loss from operations                               (219)                 (2)                            (221)
   Loss on disposal of operations                       --                                                   --
                                      --------------------          ------------           --------------------
 Net loss                             $               (732)         $       --             $               (732)
                                      ====================          ============           ====================


 Per share data:
   Loss per common share, basic
     and assuming dilution:
       Continuing operations          $              (0.03)                                $              (0.03
       Discontinued operations                       (0.01)                                               (0.01)
                                      --------------------                                 --------------------
                                      $              (0.04)                                $              (0.04)
                                      ====================                                 ====================

   Number of shares used to
     compute pro forma
     per share data                                 19,660                                               19,660


    The accompanying notes are an integral part of these financial statements

                        Waterlink, Inc. and Subsidiaries

       Notes to Unaudited Pro Forma Condensed Consolidated Financial Data


Unaudited Pro Forma Condensed Consolidated Balance Sheet

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002 has been adjusted to reflect the following adjustment:

(1) To reflect the application of $11,896,000 of proceeds, net of $964,000 of transaction costs, received at the closing date of the sale of the Pure Water Division as a reduction of net assets of discontinued operations. Of these net proceeds, $1,070,000 was used to satisfy deferred amendment fees and deferred interest due to senior lenders and the remaining $10,826,000 was used to reduce outstanding indebtedness.


Unaudited Pro Forma Consolidated Statement of Operations

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2001 has been adjusted to reflect the following adjustments:

(2)      To remove the operations of the Pure Water Division.

(3) To reclassify sales previously recognized as intersegment sales to external sales.

(4) To reflect the elimination of 1,051,000 of interest expense based on a $10,826,000 reduction of indebtedness at October 1, 2000 at an interest rate of 9.71%.

The Unaudited Pro Forma Consolidated Statement of Operations for the six months ended March 31, 2002 has been adjusted to reflect the following adjustment:

(5) To adjust the amount of interest allocated to discontinued operations for the difference between the amount of anticipated net proceeds used when Form 10-Q was filed and the actual amount of net proceeds received at closing.

(c)      Exhibits

10.1 Asset Purchase Agreement among C'treat Offshore, Inc., Waterlink Technologies, Inc., Waterlink, Inc. and ITT Industries, Inc. dated as of May 30, 2002

10.2 Escrow Agreement among ITT Industries, Inc., C'treat Offshore, Inc., Waterlink Technologies, Inc., Waterlink, Inc., and The Bank of New York dated as of May 30, 2002

99.1     Press Release issued by Waterlink on June 3, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WATERLINK, INC.


Dated:   June 6, 2002                  By:      /s/ Donald A. Weidig
                                                --------------------
                                                    Donald A. Weidig
                                                    Chief Financial Officer